SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2003

SPARTON CORPORATION
 (Exact name of registrant as specified in its charter)

OHIO	1-1000	38-1054690

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 E. Ganson Street, Jackson, Michigan	49202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (517) 787-8600

Item 5. Other Events

On October 22, 2003, Sparton Corporation, an Ohio Corporation (the “Company”) issued a press release announcing a stock dividend, among other items.

The foregoing description of the press release is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number	Description

99.1	Press Release of the Registrant dated October 22, 2003

Item 9. Regulation FD Disclosure

     On October 22, 2003, the Registrant issued a press release, which is attached as Exhibit 99.l.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

/s/ David W. Hockenbrocht David W. Hockenbrocht Chief Executive Officer October 22, 2003

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of the Registrant dated October 22, 2003